 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Femasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3950 Johns Creek Court, Suite 100 Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

(770) 500-3910
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEMY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Femasys Inc. (the “Company”) was held on June 21, 2023 (the “Annual Meeting”). At the Annual Meeting, there were present, in person virtually or by proxy, holders of 7,060,352 shares of common stock, or approximately 53.5% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal One - Election of Directors

The Company’s stockholders approved the election of three Class II directors to the Company’s Board of Directors for three-year terms expiring at the 2026 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non-Votes
Charles Larsen	4,917,748	208,703	46,576	1,887,325

Anne Morrissey	4,773,928	360,355	38,744	1,887,325

Wendy Perrow	4,934,164	230,736	8,127	1,887,325

Proposal Two – Approval of an Amendment to the Company’s Certificate of Incorporation to Provide for Exculpation of Officers as Permitted by the Delaware General Corporation Law

The Company’s stockholders did not approve an Amendment to the Company’s Certificate of Incorporation to Provide for Exculpation of Officers as Permitted by the Delaware General Corporation Law by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,769,608	350,731	52,688	1,887,325

Approximately 36% of the outstanding shares of the Company’s common stock voted in favor of Proposal Two, the approval of which required the affirmative vote of 66 2/3% of the outstanding shares of the Company’s common stock.

Proposal Three - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
6,995,450	58,566	6,336

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Femasys Inc.
	By:	/s/ Kathy Lee-Sepsick
Names: Kathy Lee-Sepsick
Title: Chief Executive Officer
Date: June 21, 2023